SCHEDULE OF BASIC AND DILUTED LOSS PER SHARE (Details) - USD ($)		6 Months Ended
		Mar. 31, 2026	Mar. 31, 2025
Earnings Per Share [Abstract]
Net loss attributable to ordinary shareholders, basic		$ (1,931,876)	$ (1,737,700)
Net loss attributable to ordinary shareholders, diluted		$ (1,931,876)	$ (1,737,700)
Weighted-average ordinary shares outstanding, basic	[1]	9,441,459	9,004,167
Weighted-average ordinary shares outstanding, diluted	[1]	9,441,459	9,004,167
Basic		$ (0.20)	$ (0.19)
Diluted		$ (0.20)	$ (0.19)

[1]	All per share amounts and shares outstanding for all periods have been retroactively adjusted to reflect the 1-for-80 reverse share split and 1-for-5 reverse share split for Class A ordinary share of Youxin Technology Ltd, which was effective on September 30, 2025 and July 30, 2026, respectively (Note 18).